Exhibit 99.4

                                     BYLAWS

                                       OF

                     TECHSPHERE SYSTEMS INTERNATIONAL, INC.

                              A Georgia Corporation

                                    ARTICLE I

                                  Shareholders
                                  ------------

      Section 1.1. Annual Meetings. An annual meeting of the Shareholders shall be held on the last business day of the fourth month following the close of each fiscal year or at such other time and date prior thereto and following the close of the fiscal year as shall be determined by the Board of Directors for the purpose of electing Directors and transacting such other business as may properly be brought before the meeting.

      Section 1.2. Special Meetings. Special meetings of the Shareholders, for any purpose or purposes, unless otherwise prescribed by statute or the Articles of Incorporation, may be called by the President; and shall be called by the President or the Secretary: (i) when so directed by the Board of Directors, (ii) at the request in writing of any two (2) or more Directors, delivered to such Officer, or (iii) when the holders of at least twenty-five percent (25%) of the outstanding capital stock of the Corporation sign, date and deliver to the Secretary one or more written demands for the meeting. All such written requests shall state the purpose or purposes of the proposed meeting.

      Section 1.3. Notice of Meetings. Whenever Shareholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the notice of any meeting shall be given not less than ten (10) nor more than thirty (30) days before the date of the meeting to each Shareholder entitled to vote at such meeting; provided, that notice of a special meeting may be given not less than two (2) days before the date of the meeting. If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the Shareholder at the address as it appears on the records of the Corporation.

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      Section 1.4. Adjournments. Any meeting of Shareholders, annual or special, may adjourn from time to time and reconvene at the same or some other place and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Shareholders may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Shareholder of record entitled to vote at the meeting.

      Section 1.5. Quorum. At each meeting of Shareholders, except where otherwise provided by law, the Articles of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. In the absence of a quorum, the Shareholders present may, by majority vote of the shares of stock represented at the meeting, adjourn the meeting from time to time in the manner provided by Section 1.4 of these bylaws until a quorum shall attend.

      Section 1.6. Organization. The President shall preside at the meetings of Shareholders, or in the absence of the President, the Vice President shall preside. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

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      Section 1.7. Voting; Proxies. Unless otherwise provided in the Articles of
Incorporation or in the Plan of Reorganization and Agreement of Merger between the Corporation, its parent corporation, Cyber Defense Systems, Inc., and certain of the Corporation's Shareholders (the "Merger Agreement"), each Shareholder entitled to vote at any meeting of Shareholders shall be entitled to one vote for each share of stock held by him/her which has voting power upon the matter in question. Each Shareholder entitled to vote at a meeting of Shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him/her by proxy, but no such proxy shall be voted or acted upon after one year from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A Shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. At all meetings of Shareholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, by the Articles of Incorporation, by the Merger Agreement or these Bylaws, be decided by the vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon present in person or by proxy at the meeting.

      Section 1.8. Written Consents. Any action required or permitted to be taken at a meeting of the Shareholders may be taken without a meeting if written consent, setting forth the action so taken, shall be signed by persons who would be entitled to vote at a meeting those shares having voting power to cast not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. The rights set forth herein shall be governed by and subject to the provisions of Section 14-2-704 of the Georgia Business Corporation Code.

                                   ARTICLE II

                               Board of Directors

      Section 2.1. Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Unless otherwise set forth in the Merger Agreement, the Board shall consist of not less than five members or more than seven members with the number of Board members determined appropriate from time to time by the Board; provided, that the number of members of the Board shall not be decreased effective at any time such that a member of the Board would cease to be a member during the term for which such person was elected.

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      Section  2.2.  Election;  Term of  Office;  Resignation;  Vacancies.  Each
Director shall hold office until the annual meeting of Shareholders next succeeding his/her election and until his/her successor is elected and qualified or until his/her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors, the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and, unless otherwise specified therein, no acceptance of such resignation shall be necessary to make it effective. Unless otherwise set forth in the Merger Agreement, Directors may be removed by Shareholders holding at least seventy-five (75%) percent of the issued and outstanding shares of stock. Unless otherwise set forth in the Merger Agreement, vacancies and newly created directorships resulting from any increase in the authorized number of Directors or from any other cause may be filled by a majority of the Directors then in office, although less than a quorum, or by the sole remaining Director.

      Section 2.3. Regular Meetings. Regular meetings of the Board of Directors may be held at such places within or without the State of Georgia and at such times as the Board may from time to time determine, and if so determined by the Board, notice thereof need not be given.

      Section 2.4. Special Meetings. Special meetings of the Board of Directors may be called by the President or by two (2) or more Directors on at least two
(2) days notice by mail or twenty-four (24) hours notice by phone or any similar telecommunications device and may be held at any time or place within or without the State of Georgia whenever properly called. Notice may be waived by attendance at or participation in the special Board meeting.

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      Section  2.5.  Telephonic  Meetings  Permitted.  Members  of the  Board of
Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

      Section 2.6. Quorum: Vote Required for Action. At all meetings of the Board of Directors, one-half of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which quorum is present shall be the act of the Board unless the Articles of Incorporation or these Bylaws shall require a vote of a greater number. In case a quorum shall not be present at any meeting of the Board, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

      Section 2.7. Written Consents. Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting if written consent, setting forth the action so taken, shall be signed by a majority of the Board members. The rights set forth herein shall be governed by and subject to the provisions of Section 14-2-704 of the Georgia Business Corporation Code.

      Section 2.8. Organization. The President shall preside at meetings of the Board of Directors, or in the absence of the President, a member chosen by the Board members present shall preside at the meeting. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

      Section 2.9. Compensation of Directors. Subject to the provisions of the Merger Agreement, the Board of Directors of Cyber Defense Systems, Inc., the Corporation's parent corporation, shall have the authority to fix the compensation of directors.

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                                   ARTICLE III

                                   Committees

      Section 3.1. Committees. The Board of Directors may, by resolution passed by a majority of the members of the Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority to amend the articles of incorporation, adopt an agreement of merger or consolidation, recommend to the Shareholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the Shareholders a dissolution of the Corporation or a revocation of dissolution, fill vacancies on the Board or a committee, remove or indemnify directors or adopt, amend or repeal these bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance or stock.

      Section 3.2. Committee Rules. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote, if a quorum is then present, shall be the act of such committee, and in other respects, each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these bylaws.

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                                   ARTICLE IV

                                    Officers

      Section 4.1. Officers; Election. The Officers of the Corporation shall be a President, one or more Vice Presidents, if appointed by the Board, and a Secretary/Treasurer, all of whom shall be elected by the Board of Directors at its annual meeting, or at a special meeting of the Board of Directors called for that purpose, if for any reason officers should not be elected at said annual meeting. Such officers shall hold office until the next annual meeting of the Board of Directors or until their successors are elected and qualified. Any two or more of said offices may be held by one person at the same time.

      Section 4.2. President. The President shall be the chief executive officer of the Corporation, and when present, shall preside at all meetings of the Shareholders and at meetings of the Board of Directors; shall sign or countersign all certificates, contracts and other instruments of the Corporation as authorized by the Board of Directors; shall make reports to the Directors and Shareholders; and shall have all such other duties and powers as prescribed by the Board of Directors.

      Section 4.3. Vice Presidents. The Vice President, if such office is filled, or if there is more than one Vice President, the Vice President designated by the Board of Directors, shall exercise all the functions and perform all the duties of the President in his/her absence, except as specially limited by the Board of Directors. The Vice President or Vice Presidents shall perform such other duties as may be properly required by the Board of Directors.

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      Section  4.4.  Secretary.  The  Secretary  shall  keep the  minutes of all meetings,  shall  have  custody of the seal and the  corporate  minute and stock
books,   shall  sign  with  the  President  such  instruments  as  require  such signatures, and shall make such reports and perform such other duties as are incident to that office or properly required by the Board of Directors. In the absence of the Secretary at any meeting, an assistant secretary or a secretary pro tempore shall perform those duties thereat.

      Section 4.5. Treasurer. The Treasurer shall have the custody of all monies and securities of the Corporation, shall sign or countersign such instruments as require his/her signature, shall keep regular books of account and balance the same each month, and shall perform such other duties as are incident to that office or properly required by the Board of Directors.

      Section 4.6. Removal of Officers. Any officer may be removed from office by a majority vote at any lawful meeting of the Board of Directors. Any vacancy in any of the offices described in this Article, however caused, may be filled by the Board of Directors at any lawful meeting.

                                    ARTICLE V

                                 Indemnification

      Section 5.1. Power to Indemnify - Third Party Actions. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he/she is or was a director, officer, employee, or agent, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit, or proceeding, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

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      Section  5.2.  Power to  Indemnify  - Actions  Brought in the Right of the
Corporation. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he/she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection with the investigation, defense or settlement of such action or suit, if he/she acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of the Corporation, and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his/her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

      Section 5.3. Right to Indemnification. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 5.1 and 5.2, or in defense of any claim, issue, or matter therein, he/she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him/her in connection therewith.

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      Section  5.4.   Determination  of  Entitlement  to  Indemnification.   Any
indemnification under Sections 5.1 and 5.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he/she has met the applicable standard of conduct set forth in Sections 5.1 and 5.2. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding, or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (c) by the shareholders provided that shares of stock owned by or voted under control of a director who at the time does not qualify as a disinterested director may not be voted on the determination.

      Section 5.5. Advancement of Expenses. Expenses incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding, as authorized in the manner provided in Section 5.4, upon receipt of an undertaking by or on behalf of the Director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by the Corporation as authorized in this Article.

      Section 5.6. Savings Clause. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders, or disinterested directors, or otherwise, both as to action in his/her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors, and administrators of such a person.

      Section 5.7. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not the Corporation would have the power to indemnify him/her against such liability under the provisions of this Section.

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                                   ARTICLE VI

                                  Capital Stock

      Section 6.1. Classes and Par Value. The amount and classes of the capital stock and the par value, if any, of the shares shall be as provided in the Articles of Incorporation of the Corporation, as amended from time to time.

      Section 6.2. Signature and Seal. All certificates of stock shall be signed by the President and Secretary and shall be sealed with the corporate seal.

      Section 6.3. Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificates theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificates, or a legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificates or the issuance of such new certificates.

                                   ARTICLE VII

                                  Miscellaneous

      Section 7.1. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

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      Section 7.2. Waiver of Notice of Meetings of  Shareholders,  Directors and
Committees. Whenever notice is required to be given by law or under any provision of the Articles of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, prior to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the articles of incorporation or these bylaws. Written approval of the minutes of any meeting by a person entitled to notice of the meeting, either before or after the meeting, shall be deemed a waiver of notice of such meeting, and shall be deemed an appearance at such meeting.

      Section 7.3. Interested Officers and Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his/her or their votes are counted for such purpose, if: (1) the material facts as to his/her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the Shareholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the Shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

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      Section 7.4. Books and Records.  The books and records of the  Corporation
shall  be  kept  by  the  officers  of  the  Corporation   pursuant  to  general
instructions given such officers by the Board of Directors of the Corporation. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in any form of storage device, including microfiche, computer discs or hard drive disks or any other information storage media, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

      Section 7.5. Inspection of Books and Records. Prior to production of Corporation's books and records pursuant to a request to inspect from a Shareholder, the requesting Shareholder shall sign a confidentiality agreement and pay the reasonably anticipated costs of Corporation's compliance with the request, which may include, but not be limited to the copying costs, clerical time and administrative time.

      Section 7.6. Seal of the Corporation. The seal of the Corporation shall be in such form as the Board of Directors may from time to time determine. In the event it is inconvenient to use such a seal at any time, the signature of the Secretary of the Corporation followed by the word "SEAL" enclosed in parenthesis or scroll, shall be deemed the seal of the Corporation. The seal shall be in the custody of the Secretary and affixed by the Secretary or by an Assistant Secretary on the certificates of stock and other appropriate papers.

      Section 7.7. Execution of Documents. The Board of Directors may, by a proper resolution, provide for the method of signing checks, notes, drafts, bills of exchange or other instruments for the payment of money; for the transfer and sale of property; for the endorsement and registration of securities; for the assumption of liabilities; for the voting of stock held in other Corporations; and for the execution of all other legal documents.

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      Section 7.8.  Distributions.  The Board of Directors may from time to time declare, and the Corporation may pay, distributions on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                                  ARTICLE VIII

                               Amendment of Bylaws

These Bylaws may be amended, added to or repealed by Shareholders holding at least seventy-five (75%) percent of the issued and outstanding shares of stock in Corporation.


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